        PROSPECTUS SUPPLEMENT                  This Prospectus Supplement, filed
        FOR THE PERIOD ENDING                  pursuant to Rule 424(b)(3),
        NOVEMBER 30, 2002 TO                   relates to Registration Statement
        PROSPECTUS DATED                       33-71504-01 and the Prospectus
        NOVEMBER 16, 1993                      dated November 16, 1993



                         SECURITIES AND EXCHANGE COMMISSION
                               450 Fifth Street, N.W.
                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): December 16, 2002


                            DISCOVER CARD MASTER TRUST I
               (Exact name of registrant as specified in its charter)



        Delaware                 0-23108             Not Applicable

        (State of                (Commission         (IRS Employer
        organization)            File Number)        Identification No.)


     c/o Discover Bank
     12 Read's Way
     New Castle, Delaware                                    19720
     (Address of principal executive offices)           (Zip Code)



     Registrant's telephone number, including area code: (302) 323-7434


                                        N/A

                   (Former address, if changed since last report)


                                   Page 1 of 196
                           Index to Exhibits is on page 8

Item 5. Other Events
(A) Series 1993-3:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 1993-3, which is attached as Exhibit 20(a) hereto.

(B) Series 1995-1:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 1995-1, which is attached as Exhibit 20(b) hereto.

(C) Series 1996-2:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 1996-2, which is attached as Exhibit 20(c) hereto.

(D) Series 1996-3:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 1996-3, which is attached as Exhibit 20(d) hereto.

(E) Series 1996-4:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 1996-4, which is attached as Exhibit 20(e) hereto.

(F) Series 1997-3:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 1997-3, which is attached as Exhibit 20(f) hereto.

(G) Series 1998-3:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 1998-3, which is attached as Exhibit 20(g) hereto.

(H) Series 1998-6:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 1998-6, which is attached as Exhibit 20(h) hereto.

(I) Series 1998-7:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 1998-7, which is attached as Exhibit 20(i) hereto.

(J) Series 1999-5:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 1999-5, which is attached as Exhibit 20(j) hereto.

(K) Series 1999-6:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 1999-6, which is attached as Exhibit 20(k) hereto.

(L) Series 2000-1:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 2000-1, which is attached as Exhibit 20(l) hereto.

(M) Series 2000-2:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 2000-2, which is attached as Exhibit 20(m) hereto.

(N) Series 2000-3:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 2000-3, which is attached as Exhibit 20(n) hereto.

(O) Series 2000-4:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 2000-4, which is attached as Exhibit 20(o) hereto.

(P) Series 2000-5:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 2000-5, which is attached as Exhibit 20(p) hereto.

(Q) Series 2000-6:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 2000-6, which is attached as Exhibit 20(q) hereto.

(R) Series 2000-7:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 2000-7, which is attached as Exhibit 20(r) hereto.

(S) Series 2000-8:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 2000-8, which is attached as Exhibit 20(s) hereto.

(T) Series 2000-9:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 2000-9, which is attached as Exhibit 20(t) hereto.

(U) Series 2000-A:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 2000-A, which is attached as Exhibit 20(u) hereto.

(V) Series 2001-1:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 2001-1, which is attached as Exhibit 20(v) hereto.

(W) Series 2001-2:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 2001-2, which is attached as Exhibit 20(w) hereto.

(X) Series 2001-3:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 2001-3, which is attached as Exhibit 20(x) hereto.

(Y) Series 2001-4:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 2001-4, which is attached as Exhibit 20(y) hereto.

(Z) Series 2001-5:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 2001-5, which is attached as Exhibit 20(z) hereto.

(AA)Series 2001-6:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 2001-6, which is attached as Exhibit 20(aa) hereto.

(AB)Series 2002-1:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 2002-1, which is attached as Exhibit 20(ab) hereto.

(AC)Series 2002-2:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 2002-2, which is attached as Exhibit 20(ac) hereto.

(AD)Series 2002-3:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 2002-3, which is attached as Exhibit 20(ad) hereto.

(AE)Series 2002-4:
On December 16, 2002 the Registrant made available the Monthly
Certificateholders' Statement for November 2002 with respect to Series 2002-4, which is attached as Exhibit 20(ae) hereto.


Item 7. Financial Statements and Exhibits
(c) Exhibits


Exhibit No.    Description

20(a) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 1993-3.

20(b) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 1995-1.

20(c) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 1996-2.

20(d) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 1996-3.

20(e) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 1996-4.

20(f) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 1997-3.

20(g) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 1998-3.

20(h) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 1998-6.

20(i) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 1998-7.

20(j) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 1999-5.

20(k) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 1999-6.

20(l) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2000-1.

20(m) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2000-2.

20(n) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2000-3.

20(o) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2000-4.

20(p) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2000-5.

20(q) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2000-6.

20(r) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2000-7.

20(s) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2000-8.

20(t) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2000-9.

20(u) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2000-A.

20(v) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2001-1.

20(w) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2001-2.

20(x) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2001-3.

20(y) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2001-4.

20(z) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2001-5.

20(aa) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2001-6.

20(ab) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2002-1.

20(ac) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2002-2.

20(ad) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2002-3.

20(ae) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2002-4.



                                  SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          DISCOVER CARD MASTER TRUST I
                                 (Registrant)


                    By: DISCOVER BANK (formerly Greenwood Trust Company) as originator of the Trust


                    By:   /s/ Michael F. Rickert

                          ___________________________________
                          Michael F. Rickert
                          Vice President, Chief Accounting Officer, and Treasurer

     Date: December 16, 2002

                           EXHIBIT INDEX

Exhibit No.    Description

20(a) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 1993-3.

20(b) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 1995-1.

20(c) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 1996-2.

20(d) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 1996-3.

20(e) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 1996-4.

20(f) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 1997-3.

20(g) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 1998-3.

20(h) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 1998-6.

20(i) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 1998-7.

20(j) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 1999-5.

20(k) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 1999-6.

20(l) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2000-1.

20(m) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2000-2.

20(n) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2000-3.

20(o) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2000-4.

20(p) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2000-5.

20(q) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2000-6.

20(r) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2000-7.

20(s) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2000-8.

20(t) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2000-9.

20(u) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2000-A.

20(v) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2001-1.

20(w) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2001-2.

20(x) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2001-3.

20(y) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2001-4.

20(z) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2001-5.

20(aa) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2001-6.

20(ab) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2002-1.

20(ac) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2002-2.

20(ad) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2002-3.

20(ae) Monthly Certificateholders' Statement, related to the month ending November 30, 2002, for Series 2002-4.